                                                                    EXHIBIT 10.1

================================================================================







                SECOND AMENDED AND RESTATED OPERATING AGREEMENT


                                       of


                     GREEN MOUNTAIN ENERGY RESOURCES L.L.C.



                                  dated as of

                                 March 26, 1999







================================================================================

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I

        DEFINITIONS; GENERAL PROVISIONS...................................... 1
        Section 1.01.     Definitions........................................ 1
        Section 1.02.     Rules of Usage..................................... 7
        Section 1.03.     Name............................................... 7
        Section 1.04.     Principal Executive Office and Place of Business;
                          Registered Offices; Service of Process............. 7
        Section 1.05.     Term............................................... 7
        Section 1.06.     Purposes........................................... 8
        Section 1.07.     Powers............................................. 8

ARTICLE II

        CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS................. 8
        Section 2.01.     Initial Capital Contributions...................... 8
        Section 2.02.     Additional Capital Contributions................... 9
        Section 2.03.     Capital Accounts................................... 9
        Section 2.04.     Rights in Capital Account..........................10

ARTICLE III

        ALLOCATIONS; DISTRIBUTIONS...........................................10
        Section 3.01.     Allocation of Profits..............................10
        Section 3.02.     Allocation of Losses...............................10
        Section 3.03.     Allocations from Capital Transactions..............10
        Section 3.04.     Special Allocations................................10
        Section 3.05.     Distributions of Cash Available for Distribution
                          from Operations....................................12
        Section 3.06.     Distribution of Cash Available from Capital
                          Transactions.......................................12
        Section 3.07.     704(c) Allocations.................................12

ARTICLE IV

        MANAGEMENT...........................................................12
        Section 4.01.     Management Committee...............................12
        Section 4.02.     Matters Requiring Approval of the Management
                          Committee..........................................13
        Section 4.03.     Manager............................................14
        Section 4.04.     Authority and Responsibility of the Chief
                          Executive Officer..................................14
        Section 4.05.     Limitations on Members.............................16
        Section 4.06.     Meetings of Members; Special Meetings; Action
                          Without a Meeting..................................16
        Section 4.07.     Indemnification....................................17

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                                                                            Page
                                                                            ----

        Section 4.08.     Officers of the Company............................17
        Section 4.09.     Regulations........................................18

ARTICLE V

        TRANSFERS OF UNITS...................................................18
        Section 5.01.     Assignment or Transfer.............................18
        Section 5.02.     Assignment or Transfer not Permitted by this
                          Agreement..........................................19
        Section 5.03.     Substituted Member.................................19
        Section 5.04.     Right of First Refusal.............................19
        Section 5.05.     Tag-Along Right....................................20
        Section 5.06.     Transfer Upon Death................................21
        Section 5.07.     Other Permitted Transfers..........................21
        Section 5.08.     Call Options.......................................22

ARTICLE VI

        ADMISSION OF NEW MEMBERS.............................................23
        Section 6.01.     New Members........................................23
        Section 6.02.     Common and Preferred Units.........................23
        Section 6.03.     Financial Adjustments..............................23
        Section 6.04.     Options and Warrants...............................24

ARTICLE VII

        TERMINATION OF MEMBERS...............................................24
        Section 7.01.     Withdrawal of Members..............................24
        Section 7.02.     Removal of Members.................................24

ARTICLE VIII

        DISSOLUTION AND WINDING-UP...........................................24
        Section 8.01.     Dissolution........................................24
        Section 8.02.     No Dissolution.....................................24
        Section 8.03.     Winding Up; Distribution of Assets.................25

ARTICLE IX

        BOOKS; REPORTS TO MEMBERS; TAX ELECTIONS.............................25
        Section 9.01.     Books and Records, Fiscal Year and Method of
                          Accounting.........................................25
        Section 9.02.     Certain Information................................25
        Section 9.03.     Annual Reports.....................................26
        Section 9.04.     Other Reports......................................26
        Section 9.05.     Tax Matters Partner................................26

                                                                            Page
                                                                            ----

        Section 9.06.     Tax Audits; Special Assessments....................26

ARTICLE X

        MEMBER REPRESENTATIONS AND WARRANTIES................................27
        Section 10.01.    Organization and Existence; Capacity...............27
        Section 10.02.    Power and Authority................................27
        Section 10.03.    Authorization and Enforceability...................27
        Section 10.04.    No Conflict or Breach..............................27
        Section 10.05.    No Proceedings.....................................27

ARTICLE XI

        CERTAIN AGREEMENTS OF THE MEMBERS....................................28
        Section 11.01.    Registration Rights................................28
        Section 11.02.    Dilution...........................................31

ARTICLE XII

        MISCELLANEOUS........................................................32
        Section 12.01.    Fiscal Year........................................32
        Section 12.02.    Notices............................................32
        Section 12.03.    Entire Agreement...................................32
        Section 12.04.    Modification.......................................32
        Section 12.05.    Waivers............................................32
        Section 12.06.    Severability.......................................32
        Section 12.07.    Further Assurances.................................32
        Section 12.08.    Governing Law......................................33
        Section 12.09.    Limitation of Rights of Others; Successors and
                          Assigns............................................33
        Section 12.10.    Waiver of Partition................................33
        Section 12.11.    Headings; Table of Contents........................33
        Section 12.12.    Counterparts.......................................33
        Section 12.13.    Survival...........................................33
        Section 12.14.    Expenses, Taxes....................................33
        Section 12.15.    Conflict with Regulations..........................33

EXHIBIT A      REGULATIONS

SCHEDULE I     MANAGEMENT COMMITTEE AND EXECUTIVE OFFICERS

                          SECOND AMENDED AND RESTATED
                              OPERATING AGREEMENT
                              -------------------


          This Second Amended and Restated Operating Agreement (this "Agreement") of Green Mountain Energy Resources L.L.C., a Delaware limited liability company (the "Company"), is dated as of March 26, 1999, and amends and restates the Amended and Restated Operating Agreement of the Company dated as of January 4, 1999 in its entirety (the "Prior Agreement").

                              W I T N E S S E T H:

          WHEREAS, the Members (as defined below) have agreed, in accordance with the Act (as defined below) and the terms of the Prior Agreement, to amend and restate the Prior Agreement with this Agreement in order to regulate and establish aspects of the affairs of the Company and the relations of the Members as set forth herein;

          NOW, THEREFORE, in consideration of the mutual agreements of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and all Members agree as follows:

                                   ARTICLE I

                        DEFINITIONS; GENERAL PROVISIONS

          Section 1.01.  Definitions.  For purposes of this Agreement, the
                         -----------
following terms shall have the meanings set forth below:

          "Act" means the Delaware Limited Liability Company Act, 6 Del. Code
(S) 18-101, et seq., and shall include any amendments to the Act which become
            -- ---
mandatorily applicable to the Company without necessity for an election by the Company.

          "Adjusted Capital Account" means, with respect to each Member, the balance in the Capital Account of such Member, after crediting to such Capital Account the amounts such Member is deemed obligated to restore as described in the penultimate sentences of Treasury Regulations Section 1.704-2(g)(2) and Treasury Regulations Section 1.704-2(i)(5), or any successor provisions.

          "Affiliate" means, with respect to a Member, a Person which, directly or indirectly, controls or is controlled by or is under common control with such Member, and includes, in the case of any Member which is an individual, any parent, grandparent, sibling, child, grandchild, or spouse of such Member or any of the foregoing individuals, or any trust established for the benefit of any such individual or any partnership or corporation controlled by any such individual. For purposes of this Agreement, the term "control" (including the terms "controlled by" and "under common control with") means possession, direct or indirect, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or
                       --------  -------
more of the voting securities of any Person shall be deemed to be control.

          "Agreement" has the meaning specified in the introductory paragraph hereof.

          "Annual Meeting" has the meaning specified in Section 4.06(a).

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in South Burlington, Vermont, New York, New York, or Dallas, Texas, are authorized or required to close.

          "Business Plan" means the annual business plan of the Company, prepared by the Manager and approved by the Management Committee as set forth in
Section 4.02(a)(iv).

          "Capital Account" means the capital account of a Member, established in accordance with Section 2.03.

          "Capital Contributions" means the amount contributed by a Member to the capital of the Company pursuant to Section 2.01.

          "Capital Transactions" means a sale, exchange or other disposition of the assets of the Company other than in the ordinary course of trade or business, and any financing or refinancing.

          "Cash Available for Distribution from Operations" means for any period, the excess, if any, of (i) the cash receipts of the Company (other than from Capital Transactions) over (ii) disbursements of cash by the Company (other than distributions to Members and amounts paid with receipts from Capital Transactions), including the payment of operating expenses, debt service on loans from Members and third parties, capital expenditures, and amounts deposited in reserves.

          "Cash Available for Distribution from Capital Transactions" means, for any period, the excess, if any of (i) cash receipts of the Company from Capital Transactions (other than a Terminating Capital Transaction), over (ii) disbursements of cash by the Company (other than distributions to Members and amounts paid with receipts from other than Capital Transactions), including loan repayments and capital expenditures properly attributable to Capital Transactions.

          "Cause" means (i) a violation of this Agreement, (ii) actual fraud or
(iii) a breach of fiduciary duty owed to the Company or any Member; provided,
                                                                    --------
however, that with respect to any employment agreement of the Company, "cause"
-------
has the meaning given thereto in such employment agreement.

          "Change of Control" means (i) any change in the ownership of the interests in the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investor and its Affiliates will have the direct or indirect power to elect a majority of the members of the Management Committee; (ii) any sale or other disposition (including without limitation by way of a merger or consolidation of the Company with another Person) of all or substantially all of the assets of the Company to another Person (the "Change of Control Transferee") if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investor and its Affiliates will have the power to elect a majority of the members of the Management Committee (or other similar governing body) of the Change of Control

Transferee; or (iii) any change in the ownership of the Company if, immediately after giving effect thereto, the Investor and its Affiliates shall own less than 25% of the issued and outstanding Units, assuming for this purpose, that all Options and Warrants are exercised and all Units issuable in respect thereof are issued and outstanding. Notwithstanding the foregoing, a Transfer made pursuant to Section 5.07(a) shall not constitute a Change in Control.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Common Units" means the common units of the Company representing an equity interest in the Company.

          "Company Minimum Gain" has the meaning set forth in Treasury Regulations Section 1.704-2(d). In accordance with Treasury Regulations Section 1.704-2(d), the amount of Company Minimum Gain is determined by first computing, for each nonrecourse liability of the Company, any gain the Company would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Member's share of Company Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g)(1).

          "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period (as a result of property contributions or adjustments to such values), Depreciation shall be adjusted as necessary so as to be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the
                                            --------  -------
federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period is zero, Depreciation for such year or other period shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager.

          "Effective Date" means, with respect to a Member, the date on which such Member first (i) became a party to this Agreement or any preceding Operating Agreement of the Company or (ii) becomes a party to this Agreement, as it may be amended from time to time.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fiscal Year" has the meaning specified in Section 12.01 hereof.

          "Governmental Authority" means any national, state or sovereign government, and any federal, regional, state, local or city government or other political subdivision, legislative body, court, tribunal, administrative agency or governmental body exercising executive, legislative, judicial, regulatory or administrative functions of a government.

          "Gross Asset Value" means, with respect to any asset of the Company or to be acquired by the Company, the asset's adjusted basis for federal income tax purposes, except that the Gross Asset Value of any property contributed to the Company for federal income tax purposes shall be its gross fair market value on the date of contribution as determined by the Management Committee, and the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values (taking into account Section 7701(g) of the Code) as determined by the Management Committee, as of the following times: (A) immediately before the acquisition of any Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution, (B) immediately before the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an Interest in the Company, in either case if the Management Committee reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members within the meaning of Treasury Regulations Section 1.704-1(b)(2)(iv)(g), (C) immediately before the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g), and (D) in connection with an election under Sections 734(b) or 743(b) of the Code, but only as provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(m). The Gross Asset Value of an asset shall be adjusted by Depreciation taken into account with respect to such asset after its adjustment pursuant to this definition.

          "Indemnitee" has the meaning specified in Section 11.01(h)(ii).

          "Initial Public Offering" means an initial Public Offering registered on Form S-1 (or any successor form) under the Securities Act.

          "Interest" means the interest, expressed as a number of Units, of any Member in the Company, including (i) as set forth for each Member in the Company's books and records as of March 26, 1999, (ii) as subsequently established for each Newly Admitted Member upon the admission of such Newly Admitted Member to the Company, and (iii) acquired by any Person upon the exercise by such Person of an Option or Warrant held by such Person, in each case, as such Interest may be changed from time to time in accordance with the provisions of this Agreement.

          "Investor" means Green Funding I, L.L.C., a Delaware limited liability company.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other pledge agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

          "Management Committee" has the meaning specified in Section 4.01.

          "Manager" means the Chief Executive Officer of the Company.

          "Member" means each Person identified as a Member on the Company's books and records as of March 26, 1999 and each Person who subsequently becomes a Member of the Company in accordance with Article V or Article VI.

          "Member Nonrecourse Debt" means any nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) of the Company for which any Member bears the economic risk of loss, in accordance with Treasury Regulations Sections 1.704-2(b)(4) and 1.752-2.

          "Member Nonrecourse Debt Minimum Gain" has the meaning set forth in Treasury Regulations Section 1.704-2(i). A Member's share of Member Nonrecourse Debt Minimum Gain shall be determined in accordance with Treasury Regulations
Section 1.704-2(i)(5).

          "Member Nonrecourse Deduction" has the meaning set forth in Treasury Regulations Section 1.704-2(i)(2).

          "Newly Admitted Member" means any Person who becomes a Member of the Company after March 26, 1999 other than by reason of a Transfer.

          "Option" means any option to acquire an Interest granted to any Person by the Company.

          "Option Notice" has the meaning specified in Section 5.08(c).

          "Option Purchase Period" has the meaning specified in Section 5.08(c).

          "Person" means any individual, corporation, association, limited liability company, business, partnership, trust, unincorporated association, Governmental Authority or other entity.

          "Preferred Units" means preferred units of the Company representing an equity interest in the Company with such rights, preferences and privileges designated by the Management committee in connection with the issuance thereof.

          "Prior Agreement" has the meaning specified in the introductory paragraph hereof.

          "Profits" and "Losses" means, for each Fiscal Year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with following adjustments:

          (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

          (b) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations

     Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition, shall be subtracted from such taxable income or loss;

          (c) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from such Gross Asset Value;

          (d) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of "Depreciation" herein; and

          (e) Notwithstanding any other provisions of this definition, any items which are specifically allocated pursuant to Sections 3.04(a), (b), or (c) shall not be taken into account in computing Profits or Losses.

          "Public Offering" means a public offering and sale of Units, or other equity interest in the Company or a successor to the Company, for cash pursuant to an effective registration statement under the Securities Act.

          "Purchase Notice" has the meaning specified in Section 5.04(a).

          "Regulations" has the meaning specified in Section 4.09.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Substituted Member" means an assignee or transferee of an Interest which has complied with the requirements of Article V to become a Member.

          "Tag-Along Notice" has the meaning specified in Section 5.05.

          "Terminating Capital Transaction" means the sale, exchange, or other disposition of the assets of the Company, incident to the dissolution and termination of the Company.

          "Transfer" means any sale, assignment, gift, hypothecation, pledge or other disposition, whether voluntary or by operation of law, of an Interest or any portion thereof, or an interest in the profits and losses of and/or distributions by the Company, and shall include any change in control of any Member. The admission of any new Member, whether as a result of the exercise by any Person of any Option or Warrant in accordance with Section 6.04 or the result of the admission of a new Member to the Company pursuant to Section 6.01 shall not constitute a Transfer.

          "Transferring Member" has the meaning specified in Section 5.04(a).

          "Treasury Regulations" means the Treasury Regulations issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the

Treasury Regulations shall mean that provision of the Treasury Regulations on the date hereof and any succeeding provision of the Treasury Regulations.

          "Units" shall mean the Common Units and Preferred Units, if any, of the Company.

          "Warrant" means any warrant to acquire an Interest granted to any Person by the Company.

          Section 1.02.  Rules of Usage.  The terms defined in Section 1.01 have
                         --------------
the respective meanings set forth herein for all purposes, and such meanings are equally applicable to both the singular and plural forms of the terms defined, and references to the masculine gender shall mean and include the feminine and neutral genders and vice versa. The words "include", "includes" and "including" shall be deemed to be followed by the words "without limitation" whether or not they are in fact followed by such words or words of like impact. References to a Person are, unless the context otherwise requires, also to such Person's permitted successors and assigns. All accounting terms not otherwise defined in any instrument, agreement or other document have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated), and, except as expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereby shall mean such United States accounting principles as are generally accepted at the date of such calculation. The words "herein", "hereof" and "hereunder" and comparable terms refer, unless the context otherwise requires, to the entire instrument, agreement or other document in which such terms are used and not to any particular article, section or other subdivision thereof. References in any instrument, agreement or other document to "Article", "Section" or another subdivision are, unless the context otherwise requires, to an article, section or subdivision hereof. The term "State" includes the District of Columbia.

           Section 1.03. Name.  The name of the Company is "GREEN MOUNTAIN
                         ----
ENERGY RESOURCES L.L.C."

           Section 1.04. Principal Executive Office and Place of Business;
                         -------------------------------------------------
Registered Offices; Service of Process.
--------------------------------------

          (a) The principal executive office where the business operations of the Company shall be conducted shall be located in the State of Vermont or at any other place which the Management Committee may designate at any time and from time to time. The Management Committee may establish other places of business of the Company when the Management Committee deems it advantageous to the Company.

          (b) The address of the Company's registered office in the State of Delaware is 1013 Centre Road, Wilmington, New Castle County, Delaware 19805. The name of the Company's registered agent for service of process in the State of Delaware at such address is Corporation Service Company.

          Section 1.05.  Term.  The Company shall have a term commencing on the
                         ----
date the Certificate of Formation of the Company was filed with the Secretary of State of the State of

Delaware and continuing until December 31, 2085, unless sooner terminated pursuant to Article VIII.

          Section 1.06.  Purposes.  As stated in the Certificate of Formation of
                         --------
the Company, as amended, the Company is organized to perform any purpose authorized to be performed by limited liability companies under the Act;

provided, however, that the Company is not permitted to own or operate any
--------  -------
facilities used for the generation, transmission or distribution of electric energy or natural gas for sale, as contemplated by the Public Utility Holding Company Act of 1935, as amended. Notwithstanding the immediately preceding sentence, the Management Committee may, at any time it deems it to be in the best interest of the Company and without the approval of Members, cause the Certification of Formation of the Company to be amended to provide that the Company is organized to perform any purpose authorized to be performed by limited liability companies under the Act.

           Section 1.07. Powers.  The Company shall have all powers of a limited
                         ------
liability company under the Act.

                                   ARTICLE II

              CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS

           Section 2.01. Initial Capital Contributions.
                         -----------------------------

          (a) Units. Interests shall consist solely of Common Units and such Preferred Units, if any, as the Company shall determine by resolution of the Management Committee to issue. The Management Committee shall by resolution determine the rights, preferences and privileges of each class of Preferred Units. Units are personal property and a Member has no interest in specific property of the Company. Except for any percentage differences in the Interests of Members as a result of their ownership of differing numbers of Units and except for the specific rights and obligations of particular Members set forth herein, all Common Units will be of equal standing, and there will be no preferences, rights, limitations or restrictions among or between them.

          (b) Capital Contributions. The Members hereby acknowledge that the Investor and the other Members have made aggregate Capital Contributions as set forth in the books and records of the Company as of March 26, 1999.

          (c) Capital Contributions by Newly Admitted Members. Each Newly Admitted Member will make the Capital Contribution required of such Newly Admitted Member in connection with the admission of such Newly Admitted Member to the Company.

          (d) Capital Contributions by Persons Exercising Options. Any Person becoming a Member of the Company as a result of the exercise of any Option or Warrant shall make a Capital Contribution in an amount equal to the exercise price for such Option or Warrant.

          Section 2.02.  Additional Capital Contributions.  Except as otherwise
                         --------------------------------
agreed by the affected Members, no Capital Contributions shall be required of any Member in addition to the Capital Contribution, if any, made by such Member on such Member's Effective Date.

           Section 2.03. Capital Accounts.
                         ----------------

          (a) Establishment of Capital Accounts; Credits and Debits. A separate capital account (a "Capital Account") shall be maintained for each Member in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv). Consistent therewith, the Capital Account for each Member shall be (x) credited with the sum of (i) the amount of any cash Capital Contributions contributed to the Company by such Member, whether made at such Member's Effective Date or thereafter, (ii) the Gross Asset Value of any other property contributed by a Member to the Company, net of any liabilities encumbering such property which the Company takes subject to or assumes, and (iii) all Profits allocated to the Member pursuant to Article III and (y) debited with the sum of (i) the amount of money at any time distributed to such Member, (ii) the Gross Asset Value of any property distributed to such Member by the Company, net of any liability encumbering such property which the Member takes subject to or assumes, and (iii) all Losses allocated to such Member pursuant to Article III. The Capital Account shall be adjusted by all other adjustments required by Treasury Regulations Section 1.704-1(b)(2)(iv).

          (b) Effect of Transfers. A transferee of a Unit shall succeed to the Capital Account attributable to the transferred Unit, and there shall be no adjustment to the Capital Accounts as a result of such Transfer.

          (c) Adjustments to Gross Asset Value. If the Gross Asset Value of any Company asset is adjusted pursuant to the terms of this Agreement, the Capital Account of the Members shall be adjusted to reflect the manner in which the unrealized gain or loss inherent in such asset would have been allocated among the Members pursuant to Section 3.03 had there been a taxable disposition of such asset for such adjusted Gross Asset Value, and items of Company income, gain, loss or deduction with respect to such asset thereafter shall be specially allocated among the Members to take account of any variation between the adjusted tax basis of such asset and its adjusted Gross Asset Value, in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder.

          (d) Section 754 Elections. In any year in which the Company has in effect an election under Section 754 of the Code, the Members' Capital Accounts shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

          (e) Treatment of Member Loans. Loans to the Company by a Member shall not be considered contributions to the capital of the Company and shall not increase any Member's Capital Account. No Member shall have any obligation to make any loan to the Company at any time.

          (f) Distributions. Upon a distribution of Company property to a Member, the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss, or deduction inherent in the distributed property (to the extent it has not been previously reflected in the Capital Account balances) would be allocated among the Members pursuant to Section
     3.03 if there were a taxable disposition of such property for the property's Gross Asset Value on the date of distribution.

          Section 2.04.  Rights in Capital Account.  No interest shall be paid
                         -------------------------
by the Company on any Capital Contributions. A Member shall not be entitled to withdraw from the Company any part of its Capital Contribution or any balance in its Capital Account, or to receive any distribution, except as provided for in this Agreement. No Member shall be liable for the return of the Capital Contributions of any other Member and no Member shall have any obligation to restore the amount of any deficit in its Capital Account to the Company.

                                  ARTICLE III

                           ALLOCATIONS; DISTRIBUTIONS

          Section 3.01.  Allocation of Profits.  After giving effect to the
                         ---------------------
special allocations set forth in Section 3.04 hereof and except as otherwise provided in Section 3.03, Profits for any Fiscal Year shall be allocated among the Members in the following order of priority:

          (a) first, to each Member, until the Adjusted Capital Account balances of the Members stand in proportion to their respective Interests; and

          (b) thereafter, to the Members in proportion to their respective Interests.

          Section 3.02.  Allocation of Losses.  After giving effect to the
                         --------------------
special allocations set forth in Section 3.04 hereof and except as otherwise provided in Section 3.03, if there are Losses for any Fiscal Year, such Losses shall be allocated in the following order of priority:

          (a) first, to the Members, other than the Investor, until each such Member has been allocated aggregate Losses under this Section 3.02(a) for all periods in an amount equal to such Member's Capital Contributions (pro
                                                                            ---
     rata among such Members in proportion to the aggregate amount of Losses
     ----
     they would be entitled to receive under this Section 3.02(a) for such Fiscal Year if a full allocation could be made under this Section 3.02(a)); and

          (b) thereafter, to the Members in proportion to their respective Interests.

          Section 3.03.  Allocations from Capital Transactions.  All Profit and
                         -------------------------------------
Losses arising from Capital Transactions shall be allocated among the Members (after giving effect to the allocations contained in Sections 3.02 and 3.04) so as to make their respective Adjusted Capital Account balances stand in proportion to their respective Interests.

          Section 3.04.  Special Allocations.  Notwithstanding anything to the
                         -------------------
contrary in Sections 3.01, 3.02 and 3.03, the following special allocations and rules shall apply to allocations of Profits and Losses to the Members:

          (a) Notwithstanding any provision to the contrary, (i) any expense of the Company that is a "nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(b)(1) shall be allocated to the Members in accordance with their respective Interests, (ii) any expense of the Company that is a Member Nonrecourse Deduction shall be allocated in accordance with the meaning of Treasury Regulations Section 1.704-2(i)(1),
     (iii) if there is a net decrease in Company Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(f)(1) for any Fiscal Year, items of gain and income shall be allocated among the Members in accordance with Treasury Regulations Section 1.704-2(f) and the ordering rules contained in Treasury Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Member Nonrecourse Debt Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(i)(4) for any Fiscal Year, items of gain and income shall be allocated among the Members in accordance with Treasury Regulations Section 1.704-2(i)(4) and the ordering rules contained in Treasury Regulations Section 1.704-2(j). For purposes of Treasury Regulations Section 1.752-3(a)(3), "excess nonrecourse liabilities" shall be allocated among the Members in a manner consistent with the manner in which "nonrecourse deductions" are allocated hereunder.

          (b) If a Member receives in any Fiscal Year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Member's Capital Account that exceeds the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, as determined in accordance with Treasury Regulations Section 1.704-2(g) and 1.704-2(i), such Member shall be allocated specially for such Fiscal Year (and, if necessary, later Fiscal Years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

          (c) Loss shall not be allocated to a Member to the extent that such allocation would cause a deficit in such Member's Capital Account (after reduction to reflect the items described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6)) to exceed the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to the other Members.

          (d) If a Member Transfers any part or all of its Interest and the transferee is admitted as a Substituted Member, the distributive shares of the various items of Profit and Loss allocable among the Members during such Fiscal Year shall be allocated between the transferor and the Substituted Member either (i) as if the Fiscal Year had ended on the date of the Transfer or (ii) based on the number of days of such Fiscal Year that each was a Member without regard to the results of Company activities in the respective portions of such Fiscal Year in which the transferor and Substituted Member were Members. The Manager, in its sole discretion, shall determine which method shall be used by the Company to allocate the distributive shares of the various items of Profit and Loss between the transferor and the Substituted Member.

          (e) The amounts of income, profit, gain, loss and deduction allocated pursuant to Section 3.04 shall be determined by applying rules analogous to those used in the definition of Profits and Losses. All allocations of income, profits, gains, expenses, and losses (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Article III, except as otherwise required by Section 704(c) of the Code and Treasury Regulations
     Section 1.704-1(b)(4).

          Section 3.05.  Distributions of Cash Available for Distribution from
                         -----------------------------------------------------
Operations.  Cash Available for Distribution from Operations shall be
----------
distributed, as and when determined by the Management Committee, to the Members in accordance with their respective Interests.

          Section 3.06.  Distribution of Cash Available from Capital
                         -------------------------------------------
Transactions.  Cash Available from Capital Transactions shall be distributed as
------------
and when determined by the Management Committee to the Members in accordance with their respective Interests.

          Section 3.07.  704(c) Allocations.  In accordance with Section 704(c)
                         ------------------
of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the Company or which has a Gross Asset Value different from its adjusted tax basis shall, for federal income tax purposes be allocated among the Members to take account any variation between the adjusted tax basis of such property and its Gross Asset Value under such method provided in the Treasury Regulations under Section 704(c) of the Code as determined by the Management Committee.

                                   ARTICLE IV

                                   MANAGEMENT

           Section 4.01. Management Committee.
                         --------------------

          (a) The business and affairs of the Company shall be directed by a committee (the "Management Committee"), which shall be elected in accordance with this Section 4.01.

          (b) The members of the Management Committee as of March 26, 1999 are those individuals listed in Schedule I.

          (c) Each holder of Units hereby agrees to cast all votes to which such holder is entitled, whether at any annual or special meeting, by written consent or otherwise, (i) to fix the number of members of the Management Committee at three or such higher number (no greater than 15) as may be specified from time to time by the Investor and (ii) to elect (whether to fill a vacancy or otherwise) as the members of the Management Committee those individuals designated by the Investor.

          (d) The Management Committee shall be elected annually, at the Annual Meeting of the Members of the Company.

          (e) The Management Committee shall have at least one regular meeting per Fiscal Year of the Company, immediately following the Annual Meeting. The Management Committee may have other regular meetings at such times, dates and locations as may from time to time by determined by the Management Committee. Notice of regular meetings of the Management Committee need not be given. The Management Committee may hold special meetings at any time at the written request of any two members thereof given to the Manager of the Company. Written notice with respect to each such special meeting, containing the time, date, location and a proposed agenda for such special meeting, shall be given by the Manager to each member of the Management Committee in accordance with the Regulations no later than 24 hours prior to the scheduled time of such special meeting. Attendance at any such meeting shall constitute waiver of notice thereof by each member of the Management Committee attending such meeting.

          (f) Any matter requiring the consent by or other participation of the Management Committee may be taken at a meeting of the Management Committee. Any action permitted to be taken at a meeting of the Management Committee may be also taken without a meeting if the members of the Management Committee having the votes necessary to take action at a meeting of the Management Committee at which all members are present consent to the action in one or more writings (of substantially similar tenor) and the written actions are filed with the records of the Company. Each such written action shall be treated for all purposes as an action taken at a meeting. No notice shall be required in connection with any action taken by written consent of the Management Committee.

          (g) Members of the Management Committee may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at a meeting. Any member of the Management Committee desiring to participate in any meeting by such means shall provide the Manager with a telephone number for such participation prior to the time stated in the notice for commencement of the meeting.

           Section 4.02. Matters Requiring Approval of the Management Committee.
                         ------------------------------------------------------

          (a) The following actions shall require the approval of the Management Committee, except as expressly provided below:

               (i) the issuance and sale or repurchase by the Company of any security other than an Option or Warrant pursuant to Section 6.04;

               (ii) the election of a new Manager following the removal of the Manager pursuant to Section 4.08(g);

               (iii) the distribution of Cash Available for Distribution from Operations pursuant to Section 3.05 or Cash Available for Distribution from Capital Transactions pursuant to Section 3.06;

               (iv) the approval of the Business Plan (which shall include the annual budget for the Company) of the Company;

               (v) the approval of any material amendment to the Business Plan of the Company or any material action not consistent with the Business Plan of the Company;

               (vi) any change in the business of the Company which would cause the Company to be engaged in any business which is other than or not related to the sale of power and energy to residential and small commercial and industrial customers (i.e., less than 15 employees) or the use of the
                               ----
     Internet and other media to market "environmentally friendly" or "green" consumer products (i.e., products that have a less harmful effect on the
                        ----
     environment than other products having a similar use);

               (vii) the approval of the offering and issuance of any additional Units;

               (viii) the removal of the Manager pursuant to Section 4.08(g);

               (ix) the approval (which approval may not be unreasonably withheld) of any Transfer pursuant to Section 5.01(g);

               (x) the approval of the admission of any Person to the Company as a Newly Admitted Member pursuant to Section 6.01(a);

               (xi)   the approval of the terms of any Preferred Units; and

               (xii) the determination of the Gross Asset Value of a Company asset (in accordance with the definition thereof).

          (b) Notwithstanding any other provision of this Agreement, the Management Committee at any time may, without the approval of the Members, cause the Company to be converted or otherwise reorganized into a corporation, whether by merger, consolidation or otherwise, to facilitate an Initial Public Offering or for any other reason deemed by the Management Committee to be in the best interests of the Company.

           Section 4.03. Manager.  The Chief Executive Officer is hereby
                         -------
designated as the "Manager" of the Company.

           Section 4.04. Authority and Responsibility of the Chief Executive
                         ---------------------------------------------------
Officer.
-------

          (a) Subject to the authority of, and powers reserved to, the Management Committee and the Members, the Chief Executive Officer shall have the authority to manage, conduct and operate the Company's business. Specifically, but not by way of limitation, the Chief Executive Officer shall be authorized and responsible, subject to the limitations elsewhere set forth in this Agreement, in the name and on behalf of the Company, without the consent or approval of any other Member or the Management
     Committee:

               (i) to take any action which is consistent with, contemplated by or in furtherance of the Business Plan or which is otherwise duly authorized under the terms of this Agreement;

               (ii) to cause to be paid on or before the due date thereof all amounts due and payable by the Company to any Person;

               (iii) to employ or cause the Company to employ such agents, employees, managers, consultants and other persons necessary or appropriate to carry out the business and affairs of the Company, and to pay reasonable and appropriate fees, expenses, salaries, wages and other compensation to such persons;

               (iv) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the Company;

               (v) to sign checks and to make disbursements of Company funds and to issue receipts for and on behalf of the Company;

               (vi) to keep all books of account and other records of the Company;

               (vii) to provide to the Members reports and statements and other information as required by Article IX;

               (viii) to take all steps as shall be reasonably necessary to protect, preserve and defend the title to and interest of the Company in its assets, properties and franchises;

               (ix) to give notice of all regular meetings of the Members and the Management Committee, if any;

               (x) to cause the Company to comply with all applicable present and future laws, ordinances, orders, rules, regulations and requirements of all Governmental Authorities which may have jurisdiction over the Company, its assets or its business; and

               (xi) with respect to Options to be granted to the Company's management and senior executives pursuant to Section 6.04 hereof, to make recommendations to the Management Committee, including, but not limited to, the identity of Persons to receive Options, the amount thereof, and any other special exercise or other terms of such Options.

          (b) The Chief Executive Officer or the President, or any Person designated by the Chief Executive Officer, the President or the Management Committee, on behalf of the Company, may execute and deliver any agreement, instrument, document, certificate or filing to be executed and delivered by the Company.

          Section 4.05.  Limitations on Members.  Except as otherwise provided
                         ----------------------
in this Agreement, no Member shall have the authority or power in his, her or its capacity as a Member to act as agent for or on behalf of the Company or any other Member, to do any act which would be binding on the Company or any other Member or to incur any expenditures on behalf of or with respect to the Company.

          Section 4.06.  Meetings of Members; Special Meetings; Action Without a
                         -------------------------------------------------------
Meeting.
-------

          (a) The annual meeting of the Members (the "Annual Meeting") shall be held at the principal place of business of the Company or at such other place in the continental United States as the Management Committee shall designate at least once per Fiscal Year of the Company. A written notice containing the time, date, location and a proposed agenda for each Annual Meeting shall be given by the Manager to each Member no later than ten days prior to the scheduled date of such Annual Meeting. Attendance at any such meeting shall constitute waiver of notice thereof by each Member attending such meeting.

          (b) The Management Committee may hold special meetings of the Members at any place at which the Annual Meeting may be held. The Management Committee shall hold a special meeting of the Members upon the written request of one or more Members holding not less than 10% of the outstanding Units. A written notice with respect to each such special meeting, containing the time, date, location and a proposed agenda for such special meeting shall be given by the Manager to all Members no later than three days prior to the scheduled date of such special meeting. Attendance at any such meeting shall constitute waiver of notice thereof by each Member attending such meeting.

          (c) Any matter requiring the consent by or other participation by the Members may be taken at a meeting of the Members. Any action permitted to be taken at any meeting of the Members may be taken without a meeting if the Members having the votes necessary to take action at a meeting at which all Members are present consent to the action in one or more writings (of substantially similar tenor) and the written actions are filed with the records of the Company. Each such written action shall be treated for all purposes as an action taken at a meeting.

          (d) Members may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at a meeting. Any Member desiring to participate in any meeting by such means shall provide the Manager with a telephone number for such participation prior to the time stated in the notice for commencement of the meeting.

          (e) At any meeting of the Members, every Member having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such Member. A telegram, telecopy, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall be treated as an execution in writing for purposes of this Section 4.06(e). No proxy shall be valid after three years from the date of its execution unless otherwise provided in the proxy.

     Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Each proxy must be delivered to the Manager prior to or at the time of the meeting to be effective.

          (f) Any meeting provided for in this Section 4.06 shall be deemed to have been duly called and held if notice has been given as provided herein. No notice shall be required in connection with any action taken by written consent of the Members.

          (g) The Manager shall cause to be kept a book of minutes of all meetings of the Members in which there shall be recorded (i) the time and place of each meeting, (ii) whether a meeting is an Annual Meeting or a special meeting, (iii) the notice thereof given and (iv) the proceedings thereof.

          Section 4.07.  Indemnification.  Each officer, agent and employee of
                         ---------------
the Company and each member of the Management Committee shall be indemnified by the Company as provided in the Regulations.

          Section 4.08.  Officers of the Company.  Subject to and in accordance
                         -----------------------
with the Regulations, the Management Committee shall designate such officers of the Company with such responsibilities as it shall from time to time deem necessary and appropriate, initially including the following officers of the Company, each of which shall have the functions described below for such office.

          (a) Chief Executive Officer. The Chief Executive Officer of the Company shall be the chief executive officer of the Company and shall be the Manager. The Chief Executive Officer shall report to the Management Committee. The Chief Executive Officer shall have such duties and responsibilities as shall be assigned to him or her by the Management Committee.

          (b) President. The President shall report to the Chief Executive Officer of the Company. The President shall have such duties as shall be assigned to him or her by the Management Committee or the Chief Executive Officer.

          (c) Vice Presidents. The Company shall have one or more Vice Presidents, as designated by the Management Committee, who shall report to the Chief Executive Officer and President of the Company. The Vice Presidents shall have such duties as shall be assigned to them by the Management Committee, the Chief Executive Officer or the President.

          (d) Chief Financial Officer. The Chief Financial Officer of the Company shall be the chief financial officer of the Company and shall be responsible for keeping the financial books and records and funds of the Company. The Chief Financial Officer shall be designated by the Management Committee and shall report to the Chief Executive Officer and President of the Company and shall have such additional duties as shall be assigned to him or her by the Management Committee, the Chief Executive Officer or the President.

          (e) Secretary. The Secretary of the Company shall be responsible for maintaining the books and records of the Company. The Secretary shall be designated by the Management Committee and shall report to the Chief Executive Officer and President of the Company and shall have such additional duties as may be assigned to him or her by the Management Committee, the Chief Executive Officer or the President.

          (f) Additional Officers. The Company may have such other additional officers as the Management Committee shall determine to be necessary or desirable in connection with the management of the business and affairs of the Company.

          (g) Designation and Removal. The Management Committee shall have the sole and exclusive power to designate the persons who shall fill each office of the Company and may remove any such person at any time in its sole discretion.

          (h) Executive Officers. The executive officers of the Company as of March 26, 1999 are listed in Schedule I.

          Section 4.09.  Regulations.  The Regulations attached hereto as
                         -----------
Exhibit A (the "Regulations") are adopted as the Company's Regulations. The Management Committee shall have the authority to enact such further Regulations or amend the Regulations from time to time; provided, however, that the rights
                                            --------  -------
of Members pursuant to this Agreement may not be adversely affected by enactment by the Management Committee of further Regulations or amendment of the Regulations.

                                   ARTICLE V

                               TRANSFERS OF UNITS

          Section 5.01.  Assignment or Transfer.  No Member may make a Transfer
                         ----------------------
with respect to all or any of such Member's Units unless all of the following conditions shall have been satisfied or, except for the conditions specified in Sections 5.01(a) and (f), waived by the Management Committee:

          (a) such Member shall have complied with the provisions of this
     Article V;

          (b) receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such Transfer will not result in the violation of the Securities Act or any other applicable laws or the order of any Governmental Authority having jurisdiction over the Company or its property;

          (c) such Transfer will not constitute a breach or violation of or an event of default under any agreement or instrument to which the Company is a party;

          (d) such Transfer will not result in or create a prohibited transaction under, or cause the Company to become a "party in interest" as defined in section 3(14) of, ERISA, or otherwise result in any holder of Units or the assets of the Company being subject to the provisions of ERISA;

          (e) such Transfer will not cause the classification of the Company as a partnership for purposes of the Code to be lost or adversely affected;

          (f) the Management Committee shall have approved such Transfer, except in the case of (i) Transfer by any Member to an Affiliate that (i) is an individual (or a trust for the benefit of such individual) or (ii) if not an individual (or a trust for the benefit of such individual) is directly or indirectly controlled by, or under common control with, such Member; and

          (g) the assignor or transferor and assignee and transferee shall have executed and delivered an instrument conveying such Units, which instrument shall be satisfactory to the Manager and shall have been delivered to the Manager for recordation on the books of the Company.

          Section 5.02.  Assignment or Transfer not Permitted by this Agreement.
                         -------------------------------------------------------
Unless any Person to whom an assignment or transfer is made becomes a Substituted Member in accordance with the provisions of this Article V, such Person shall not be entitled to any of the rights granted to a Member under this Agreement other than the right to receive all or part of the share of the allocations, distributions or returns of capital to which his assignor would otherwise be entitled.

          Section 5.03.  Substituted Member.  Any permitted transferee or
                         ------------------
assignee of Units shall, upon compliance with Section 5.01, become a Substituted Member entitled to all the rights of a Member.

          Section 5.04.  Right of First Refusal.
                         ----------------------

          (a) In the event that a Member desiring to make a Transfer (the "Transferring Member") shall have reached a bona fide, arm's length agreement with a third party to effect a Transfer for value of all or part of such Transferring Member's Units, the Transferring Member shall thereupon give written notice of such proposed Transfer to the Manager and all Members of the Company not less than 30 days prior to the scheduled closing date of such Transfer. Each Member shall have the right, by written notice (a "Purchase Notice") given to the Transferring Member and all other Members prior to five days prior to the scheduled closing date for such Transfer, to purchase the Units to be transferred, upon the same terms and conditions as shall have been agreed by the Transferring Member and the third party. In the event that the Transferring Member shall receive Purchase Notices from Members interested in purchasing more than the aggregate number of Units to be transferred, such Members shall be entitled to purchase up to their pro rata share (determined by dividing the number of such Units by the aggregate number of Units held by all Members delivering Purchase Notices) of the Units of the Transferring Member. In the event that the Transferring Member shall receive Purchase Notices from Members aggregating less than the aggregate number of Units to be transferred, the Transferring Member shall give telephonic notice of such event to the Members delivering such Purchase Notices and shall offer any remaining portion of the Units to be transferred to such Members in proportion to their respective Interests, until all such Units to be transferred have been agreed to be purchased by such Members. In the event that the purchasing Members shall not purchase all such Units, the portion not so purchased may be transferred to such third party, subject to the provisions of this Agreement.

          (b) Notwithstanding anything contained in this Section 5.04 to the contrary, the provisions of this Section 5.04 shall not apply to any Transfer which is being made by a Member to an Affiliate that (i) is an individual (or a trust for the benefit of such individual) or (ii) if not an individual (or a trust for the benefit of such individual), is directly or indirectly controlled by or under common control with, such Member.

          (c) The closing of any purchase pursuant to this Section 5.04 shall take place as soon as reasonably practicable and in no event later than 30 days after receipt of a Purchase Notice, at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale pursuant to this Section 5.04, the holder of Units to be sold shall execute and deliver to the purchasing Members an assignment or such other instrument(s) of transfer reasonably requested by the purchasing Members, and the purchasing Members shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds the purchase price of the applicable Units. The delivery by any Person pursuant to this Section
     5.04 of an assignment or such other instrument(s) of transfer shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Units; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Units as contemplated; and (iii) such Units are free and clear of any and all Liens.

          (d) The foregoing provisions of Section 5.04 shall expire on the earlier of (i) an Initial Public Offering and (ii) a Change of Control.

           Section 5.05. Tag-Along Right.
                         ---------------

          (a) In the event that a Transferring Member shall have reached a bona fide, arm's length agreement with a third party to effect a Transfer for value of any of such Transferring Member's Units, the Transferring Member shall thereupon give written notice of such proposed Transfer to the Manager and all Members of the Company not less than 30 days prior to the scheduled closing date of such Transfer. Each Member not exercising its rights under Section 5.04 shall have the right, by written notice (a "Tag-Along Notice") given to the Transferring Member and all other Members prior to five days prior to the scheduled closing date for such Transfer, to include in such Transfer, and to sell upon the same terms and conditions as shall have been agreed by the Transferring Member and the third party, a portion of such Member's Units such that the number of each selling Member's Units included in such Transfer is equal in proportion to the number of Units retained by such Member.

          (b) Notwithstanding anything contained in this Section 5.05 to the contrary, the provisions of this Section 5.05 shall not apply to any Transfer which is being made by a Member to an Affiliate that (i) is an individual (or a trust for the benefit of such individual) or (ii) if not an individual (or a trust for the benefit of such individual), is directly or indirectly controlled by or under common control with, such Member.

          (c) The closing of any purchase pursuant to this Section 5.05 shall take place as soon as reasonably practicable and in no event later than 30 days after receipt of a Tag-Along Notice, at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale pursuant to this Section 5.05, the holder of the Units to be sold shall execute and deliver to the purchaser an assignment or such other instrument(s) of transfer reasonably requested by the purchaser, and the purchaser shall pay to such holder the purchase price of the applicable Units. The delivery by any Person pursuant to this Section 5.05 of an assignment or such other instrument(s) of transfer shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Units; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Units as contemplated; and
     (iii) such Units are free and clear of any and all Liens.

          (d) Notwithstanding the foregoing provisions of Section 5.05, a Member may effect Transfer in respect of an aggregate of 10% of the initial number Units held by such Member as of March 26, 1999 without compliance with this
     Section 5.05.

          (e) The foregoing provisions of Section 5.05 shall expire on the earlier of (i) an Initial Public Offering and (ii) a Change of Control.

          Section 5.06.  Transfer Upon Death.  Notwithstanding the provisions of
                         -------------------
Section 5.04, but subject to the provisions of Section 5.08, upon the death of any Member, the Units of such Member may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such Member's estate, executors, administrators and personal representatives, and then to such Member's heirs, legatees or distributees; provided, however, that no such Transfer shall be effective until the recipient
--------  -------
has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Units to be received by such recipient are subject to all the provisions of this Agreement.

          Section 5.07.  Other Permitted Transfers.  Notwithstanding any other
                         -------------------------
provision of this Article V, any Member may effect a Transfer as set forth below:

          (a) Each of the Investor and any of its Affiliates may Transfer, by means of a pro rata distribution, any Units owned by it to the holders of its equity interests, and any such holder (and any direct or indirect distributee of any such holder) may subsequently transfer, by means of a pro rata distribution, any Units owned by it to the holders of its equity interests.

          (b) Any Member may transfer any or all of its Units in a Public Offering in which such Member participates pursuant to Section 11.01 hereof.

          Section 5.08.  Call Options.  In the circumstances and upon the terms
                         ------------
set forth below, upon the termination of the employment by the Company and its subsidiaries of any individual who is a Member, and who was an employee when he or she first became a Member, the Company shall have the right to purchase all or any portion of the Units of such Member or any transferee of such Member pursuant to Section 5.04(b) or Section 5.06.

          (a) (i) If such termination is the result of (A) the death or disability of such Member or (B) termination of such Member's employment by the Company without Cause then, in either such event, the Company may purchase all or any portion of the Units held by such Member at a price equal to the fair market value of such Units.

              (ii) In each case Units are purchased pursuant to clause (a) (i) above, the Company will pay for such Units in cash.

          (b) If such termination is by the Company or its subsidiaries for Cause or by the Member, then the Company may purchase all or any portion of the Units of such Member at a price equal to the fair market value of such Units.

          (c) Any right described in this Section 5.08 may be exercised by delivery of written notice thereof (the "Option Notice") within 90 days of the effectiveness of such right (the "Option Purchase Period"). Any such right not duly exercised within the applicable Option Purchase Period shall thereafter terminate. The Option Notice shall state that the Company has elected to exercise such right and the number of the Units with respect to which the right is being exercised. The Company may assign its purchase rights (in whole or in part) under this Section 5.08 to any third party, who shall to the extent of the assignment perform all obligations of the Company under this Section 5.08. Notwithstanding such assignment, the Company shall remain liable for all obligations of the Company under this
     Section 5.08.

          (d) The closing of any purchase and sale of Units pursuant to the exercise of any right granted pursuant to this Section 5.08 shall take place as soon as reasonably practicable and in no event later than 30 days after termination of the applicable Option Purchase Period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. In the event the price of any Units to be purchased is specified to be fair market value, such fair market value shall be determined as of the date such right becomes effective. At the closing of any purchase and sale of Units pursuant to this Section 5.08, the holder of the Units to be sold shall execute and deliver to the Company an assignment or such other instrument(s) of transfer reasonably requested by the Company, and the Company shall pay to such holder the purchase price therefor by certified or bank check or wire transfer of immediately available federal funds. The delivery of an assignment or such other instrument(s) of transfer by any Person selling Units pursuant to this Section 5.08 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Units; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Units as contemplated; and (iii) such Units are free and clear of any and all Liens.

          (e) Unless otherwise specified by the Management Committee, the provisions of this Section 5.08 shall not apply to Units acquired directly from the Company pursuant to the Green Mountain Energy Resources L.L.C. Employee Unit Purchase Plan, as such plan may be amended or modified, or any similar plan adopted by the Company.

          (f) The foregoing provisions of Section 5.08 shall expire on the earlier of (i) an Initial Public Offering by the Company and (ii) a Change of Control.

                                   ARTICLE VI

                            ADMISSION OF NEW MEMBERS

          Section 6.01.  New Members.
                         -----------

          (a) Subject to Section 6.04, from and after March 26, 1999, any Person acceptable to the Management Committee may become a Newly Admitted Member of the Company after the issuance by the Company of Units for such fair market value consideration as the Management Committee shall determine, subject to the terms and conditions of this Agreement. A Newly Admitted Member shall be allocated such Interest as the Management Committee shall determine to be appropriate. A new Member shall execute, acknowledge and deliver to the Company such representations and documents, and perform such other acts as the Management Committee deems necessary or desirable to assure compliance with any applicable state and federal laws, including, without limitation, securities laws and regulations.

          (b) Upon the admission of a Newly Admitted Member, the books and records of the Company shall be revised to add such Newly Admitted Member, to indicate the number and class of the Units of such Newly Admitted Member (if different from the class of Units of the existing Members) and the Capital Contribution and address for notice for such Newly Admitted Member.

          Section 6.02.  Common and Preferred Units.  The Management Committee
                         --------------------------
may permit any Person to become a Member of the Company by issuance or transfer to such Person of Common Units or Preferred Units, having such different rights, preferences and privileges, and subject to such terms and conditions as shall be agreed upon by the Management Committee and such Person.

          Section 6.03.  Financial Adjustments.  No new Member shall be entitled
                         ---------------------
to any allocation of losses, income or expense incurred by the Company prior to such Person becoming a Member of the Company. The Management Committee may, at its option, at the time a Newly Admitted Member is admitted, close the Company books as though the Company's tax year had ended or make pro rata allocations of loss, income and expense deductions to a Newly Admitted Member for that portion of the Company's tax year in which a Member was admitted in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.

          Section 6.04.  Options and Warrants.  The Management Committee may
                         --------------------
cause, or may designate a committee consisting of one or more individuals and the committee so designated may cause, the Company to issue Units and Options and Warrants to purchase Units, whether pursuant to one or more option or deferred compensation plans or otherwise. Options and/or Warrants may be issued, inter alia, to individuals who are members of the Management Committee
        ----------
or officers, employees or consultants of the Company or as a part of any financing. The terms of any such Options and/or Warrants, which may include a requirement that the optionee or grantee execute a counterpart of this Agreement, shall be determined by the Management Committee. Prior to the date on which such Options and/or Warrants are actually exercised, no holder of any thereof shall be, or shall be deemed to be, a Member of the Company or have rights with respect to any allocations of loss, income and expense prior to the date on which such holder becomes a Member of the Company. Upon the exercise of any such Option or Warrant, the holder thereof shall become a Member of the Company, having the number and class of Units represented by such Option or Warrant as was exercised by such holder, and a Capital Account shall be established for such Member, into which shall be credited the exercise price of such Option or Warrant, which shall constitute the Capital Contribution of such Member. No approval of any Member or the Management Committee shall be required for the admission of any Person upon the exercise of any Option or Warrant held by such Person.

                                  ARTICLE VII

                             TERMINATION OF MEMBERS

          Section 7.01.  Withdrawal of Members. No Member shall be permitted to
                         ---------------------
withdraw from the Company other than as a consequence of the Company's repurchase of all of the Units of such Member or the Transfer by such Member of all of the Units held by such Member and the admission of the transferee as a Substitute Member.

          Section 7.02.  Removal of Members.  No Member shall be removed from
                         ------------------
the Company.

                                  ARTICLE VIII

                           DISSOLUTION AND WINDING-UP

          Section 8.01.  Dissolution.  The Company shall be dissolved upon the
                         -----------
occurrence of any of the following:

          (a) the affirmative vote of the Management Committee; or

          (b) the expiration of the term of the Company pursuant to Section
     1.05.

          Section 8.02.  No Dissolution.  Notwithstanding anything in the Act to
                         --------------
the contrary, the Company shall not be dissolved upon, and its business shall be continued after, the occurrence of any other event.

          Section 8.03.  Winding Up; Distribution of Assets.
                         ----------------------------------

          (a) Upon dissolution of the Company, the Management Committee (or a "liquidating trustee" appointed by the Members) shall proceed to wind up the affairs of the Company, liquidate the remaining property and assets of the Company and terminate the Company. The process of winding-up and liquidation shall be carried out in accordance with any then effective written policies and procedures adopted by the Management Committee.

          (b) The proceeds of such liquidation shall be applied in the following order of priority: first, to the creditors of the Company, including Members who are creditors, to the extent otherwise permitted by law, in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof); second, to each of the Members in proportion to the positive balances in their respective Capital Accounts until the balance in each of such Capital Accounts has been reduced to zero; and third, to the Members in proportion to their respective Interests. For purposes of this Section 8.03(b), the Capital Account of each Member shall be determined after all adjustments made in accordance with Article III hereof resulting from the Company's operations and from all sales and dispositions of all or any part of the Company's assets. Any distributions pursuant to this Section 8.03(b) should be made by the end of the Fiscal Year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the Management Committee, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

                                   ARTICLE IX

                    BOOKS; REPORTS TO MEMBERS; TAX ELECTIONS

          Section 9.01.  Books and Records, Fiscal Year and Method of
                         --------------------------------------------
Accounting.  The Company shall maintain at its principal place of business
----------
separate books of account for the Company which shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the conduct of the Company and the operation of its business, and in accordance with this Agreement. Books of the Company shall be kept on the accrual basis in accordance with generally accepted accounting principles. To the extent required by law, the books and records of the Company shall be open to inspection, examination and audit by each Member and its representatives at all reasonable times for a purpose reasonably related to such Member's Interest at such Member's sole cost and expense, but subject to appropriate confidentiality standards to ensure that such books and records are not subject to review by any Governmental Authority not having access thereto as a matter of applicable law and to ensure that such books and records are only used in connection with the business of the Company.

           Section 9.02. Certain Information.  The Manager shall cause to be
                         -------------------
prepared and delivered:

          (a) to all Members, as promptly as reasonably practicable after the end of each Fiscal Year, a copy of the Company tax returns and Schedule K-1 for the Company with respect to such Fiscal Year (with copies of the same being provided to the Members as far in advance of the filing with the Internal Revenue Service as reasonably practicable), together with such information with respect to the Company as may be required to enable each Member to complete properly its federal income tax return, any required income tax return of any state and any other reporting or filing requirement imposed by any governmental authority;

          (b) to each Member, if deemed appropriate by the tax matters partner designated pursuant to Section 9.05, tax returns prepared by the Company on behalf of such Member for filing by such Member in the relevant state or states; and

          (c) from time to time and with reasonable promptness, and subject to appropriate confidentiality restrictions and use solely for Company-related business, such further information available to the Manager in respect of the business, affairs and financial condition of the Company as any Member may reasonably request (including information necessary to make estimated tax payments).

          Section 9.03.  Annual Reports.  Within 90 days after of the end of
                         --------------
each Fiscal Year, the Management Committee shall cause to be prepared, and each Member furnished with, financial statements accompanied by a report thereon of the Company's accountants stating that such statements are prepared and fairly stated in all material respects in accordance with generally accepted accounting principles, and, to the extent inconsistent therewith, in accordance with this Agreement, including the following:

          (a) A copy of the balance sheet of the Company as of the last day of such Fiscal Year;

          (b) A statement of income or loss for the Company for such Fiscal Year; and

          (c) A statement of the Members' Capital Accounts, changes thereto for such Fiscal Year and percentage Interest at the end of such Fiscal Year.

          Section 9.04.  Other Reports.  Within 45 days after the end of each
                         -------------
quarter, the Management Committee shall cause to be prepared, and each Member furnished with, unaudited financial statements.

          Section 9.05.  Tax Matters Partner.  The Investor shall designate a
                         -------------------
Member to be the "tax matters partner" of the Company within the meaning of
Section 6231(a)(7) of the Code and may file a designation of such Member as such with the Internal Revenue Service.

          Section 9.06.  Tax Audits; Special Assessments.  If the federal tax
                         -------------------------------
return of either the Company or an individual Member with respect to an item or items of Company income, loss, deduction, etc., potentially affecting the tax liability of the Members generally is subject to an audit by the Internal Revenue Service, the Management Committee may, in the exercise of its business judgment, determine that it is necessary to contest proposed adjustments to such return or items.

                                   ARTICLE X

                     MEMBER REPRESENTATIONS AND WARRANTIES

          Each Member represents and warrants to the Company and each other Member that, on such Member's Effective Date:

          Section 10.01.      Organization and Existence; Capacity.  Such
                              ------------------------------------
Member, if not an individual, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or, if an individual is of legal age and capacity.

          Section 10.02.      Power and Authority.  Such Member, if not an
                              -------------------
individual, has the full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

          Section 10.03.      Authorization and Enforceability.  The execution
                              --------------------------------
and delivery of this Agreement by such Member, if not an individual, and the carrying out by such Member of the transactions contemplated hereby have been duly authorized by all requisite action of such Member, and this Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligation of such Member, enforceable against it in accordance with the terms hereof, subject, as to enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity.

          Section 10.04.      No Conflict or Breach.  None of the execution,
                              ---------------------
delivery and performance by such Member of this Agreement, the compliance with the terms and provisions hereof and the carrying out of the transactions contemplated hereby, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions, or provisions of any law, governmental rule or regulation or the charter documents or by-laws of such Member or any applicable order, writ, injunction, judgment or decree of any Governmental Authority against such Member or by which it or any of its properties is bound, or any loan agreement, indenture, mortgage, bond, note, resolution, contract or other agreement or instrument to which such Member is a party or by which it or any of its properties is bound, or constitute or will constitute a default thereunder or will result in the imposition of any lien upon any of its properties.

          Section 10.05.      No Proceedings. There is no suit, action, hearing,
                              --------------
inquiry, investigation or proceeding, at law or in equity, pending, or, to the knowledge of such Member, threatened, before, by, or in any court or before any Governmental Authority against or affecting such Member which could have a material adverse effect, either individually or in the aggregate, on the business, affairs, financial position, results of operations, properties or assets, or condition, financing or otherwise, of such Member or on its ability to fulfill its obligations hereunder.

                                   ARTICLE XI

                       CERTAIN AGREEMENTS OF THE MEMBERS

          Each Member hereby covenants and agrees with the Company and each other Member as set forth in this Article XI, and, to the extent of any conflict or inconsistency between any provision of this Agreement and any provision of this Article XI, the provisions of this Article XI shall govern.

           Section 11.01.     Registration Rights.
                              -------------------

          (a) If at any time the Company proposes to register any of its Units under the Securities Act, for its own account or for the account of any holder of Units, for sale in a Public Offering, the Company will each such time give notice to all holders of Units of its intention to do so. Any such holder may by written response delivered to the Company within 20 days after such notice request that all or a specified number of the Units held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all Units which the Company has been so requested to register by such holders of Units, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of Units in such Public Offering) of the Units to be so registered.

          (b) The Company shall not be obligated to effect any registration of Units under this Section 11.01 incidental to the registration of any of its Units in connection with:

               (i) any Public Offering relating to employee benefit plans or dividend reinvestment plans;

               (ii) any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses; or

               (iii) the Initial Public Offering.

          (c) The Company shall pay all expenses of holders of Units incurred in connection with each registration of Units requested pursuant to this
     Section 11.01, other than underwriting discount and commission, if any, and applicable transfer taxes, if any; provided, however, that the Company
                                        --------  -------
     shall not be required to pay in respect of the fees and expenses of any attorneys or other advisers retained by such holders more than an aggregate for all such holders of $20,000 in the case of each such registration.
     Such amount shall be allocated pro rata among such holders based upon the gross proceeds to be received by them in the Public Offering which is the subject of each such registration.

          (d) Members participating in any Public Offering pursuant to this
     Section 11.01 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Units in such Public

     Offering, including, without limitation, being parties to the underwriting agreement with the underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

          (e) In connection with any registration, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of Units to be underwritten. Notwithstanding any contrary provision of this paragraph (e) and subject to the terms of this Section 11.01, the underwriter may limit the number of Units which would otherwise be included in such registration by excluding any or all Units from such registration (it being understood that the number of Units which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 11.01). Upon receipt of notice from the underwriter of the need to reduce the number of Units to be included in the registration, the Company shall advise all holders of the Units that would otherwise be registered and underwritten pursuant hereto, and the number of such Units that may be included in the registration shall be allocated in proportion, as nearly as practicable, to the respective amounts of Units which each such holder requested be registered under
     Section 11.01 in such registration. For purposes of any underwriter cutback, all Units held by any holder which is a partnership or corporation shall also include any Units held by the partners, retired partners, shareholders or affiliated entities of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single selling holder, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate number of Units owned by all entities and individuals included in such selling holder, as defined in this sentence. No Units excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Units disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Units so withdrawn shall also be withdrawn from registration.

          (f) The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Management Committee.

          (g) Without the approval of the Management Committee, for a period beginning seven days immediately preceding and ending on the 180th day following the effective date of the registration statement used in connection with such offering, no holder of Units (whether or not a selling holder pursuant to such registration statement) shall transfer any Units except pursuant to such registration statement.

          (h) (i) The Company may require, as a condition to including any Units in any registration statement filed pursuant to this Section 11.01, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Units, to indemnify and hold harmless the Company, each member of the Management Committee, each director or officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

               (ii) Promptly after receipt by a Person entitled to indemnification under the foregoing provisions of this Section 11.01 (an "Indemnitee") of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 11.01, such Indemnitee will, if a claim in respect thereof is to be made by such Indemnitee against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Indemnitee to give notice to
     --------  -------
     such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 11.01, except and solely to the extent that such indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnitee, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to an Indemnitee, and after notice from an indemnifying party to such an Indemnitee of its election so to assume the defense thereof, such indemnifying party will not be liable to such an Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that
     --------  -------

                    (A) if the Indemnitee reasonably determines that there may be a conflict between the positions of such indemnifying party and the Indemnitee in conducting the defense of such action, then counsel for the Indemnitee shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnitee and such indemnifying party shall employ separate counsel for its own defense,

                    (B) in any event, the Indemnitee, at its own expense, shall be entitled to have counsel chosen by such Indemnitee participate in, but not conduct, the defense and

                    (C) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of the defense as referred to in clause (A) above.

     If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Indemnitee in connection with the defense of the action, suit, investigation, inquiry or proceeding. Without the consent of any such Indemnitee (which consent will not unreasonably be withheld), no indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liabilities in respect of such claim or litigation.

               (iii) If the indemnification provided for in Section 11.01 hereof is unavailable to a party that would have been an Indemnitee under any such
     Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would it not be just or equitable if contribution pursuant to this paragraph (iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this paragraph (iii) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (i) Notwithstanding anything contained herein to the contrary, no Member shall have any right to demand registration of all or any part of its Interest in the Company other than as expressly provided in this
     Section 11.01.

          Section 11.02.      Dilution.  Unless otherwise specified in the
                              --------
instruments granting an Option or Warrant, no holder of Units, Options or Warrants shall be protected from dilution upon the issuance of additional Units, Options or Warrants whether pursuant to the exercise of any Option or Warrant or otherwise or upon the making of additional Capital Contributions.

                                  ARTICLE XII

                                 MISCELLANEOUS

          Section 12.01.      Fiscal Year.  The Fiscal Year of the Company shall
                              -----------
be the calendar year or such other taxable year as may be required by Section 706(b) of the Code ("Fiscal Year").

           Section 12.02.     Notices.
                              -------

          (a) Whenever by law or under the provisions of this Agreement, notice is required to be given to any member of the Management Committee or Member, such notice may be given by (a) mail, addressed to such Person at his, her or its address as it appears on the records of the Company, with postage thereon prepaid, and such notice will be deemed to be given five Business Days after the same is deposited in the United States mail or (b) overnight delivery service, addressed to such Person at his, her or its address as it appears on the records of the Company, and such notice will be deemed to be given one Business Day after the same is delivered to such delivery service. Notice to members of the Management Committee may also be given by telephone (unless written notice is required), telegram, telex, facsimile, or similar medium of communication, and shall be effective upon actual receipt thereof.

          (b) Any Member may change its address for the receipt of notices at any time by giving notice thereof to the Manager. Upon receipt of any notice of change, the Manager shall cause such change to be reflected in the books and records of the Company.

          Section 12.03.      Entire Agreement.  This instrument contains the
                              ----------------
entire agreement of the Members relating to the rights granted and obligations assumed in this Agreement and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any oral representations or modifications concerning this instrument shall be of no force or effect unless contained in a subsequent written modification signed by the party to be bound.

          Section 12.04.      Modification.  No change or amendment or
                              ------------
modification of this Agreement shall be of any force or effect unless such change or amendment or modification is in writing and has been signed by Members owning a majority of the issued and outstanding Units.

          Section 12.05.      Waivers.  No waiver of any breach of the terms of
                              -------
this Agreement shall be effective unless such waiver is in writing and signed by the Member by whom such waiver is claimed to have been made or given. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

          Section 12.06.      Severability.  If any provision of this Agreement
                              ------------
shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.07.      Further Assurances.  Each Member shall execute or
                              ------------------
otherwise join in or confirm such deeds, assignments, endorsements, evidences of Transfer and other instruments and documents and shall give such further assurances as shall be necessary to perform its obligations hereunder or as shall be necessary or advisable to enable the Manager to perform its obligations hereunder.

          Section 12.08.      Governing Law.  THIS AGREEMENT AND (UNLESS
                              -------------
OTHERWISE EXPRESSLY PROVIDED) ALL AMENDMENTS AND SUPPLEMENTS TO, AND ALL CONSENTS AND WAIVERS PURSUANT TO, THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          Section 12.09.      Limitation of Rights of Others; Successors and
                              ----------------------------------------------
Assigns.  No Person other than a Member shall have any legal or equitable right,
-------
remedy or claim under or in respect of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Members and their respective successors and permitted assigns.

          Section 12.10.      Waiver of Partition.  To the extent permitted by
                              -------------------
applicable law, each of the Members irrevocably waives, during the term of this Company and during the period of its liquidation following any dissolution, any right that such Member might have to maintain any action for partition with respect to any assets of the Company.

          Section 12.11.      Headings; Table of Contents.  The title of the
                              ---------------------------
Articles and headings of the Sections of this Agreement, and the table of contents, are for convenience of reference only and are not to be considered in construing the terms and provisions of this Agreement.

          Section 12.12.      Counterparts.  This Agreement may be executed in
                              ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          Section 12.13.      Survival.  The general principles set forth in
                              --------
Article XI hereof shall be included in the certificate of incorporation, bylaws and/or the governing documents, or other appropriate agreement, of any corporation succeeding to the assets, rights and obligations of the Company;

provided, however, that such principles need not be extended to holders of
--------  -------
equity interests in such succeeding corporation if such holders were not Members of the Company.

          Section 12.14.      Expenses, Taxes.  Except as expressly provided
                              ---------------
herein, whether or not the transactions contemplated herein shall be consummated, each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement, including but not limited to the fees and expenses of its legal counsel, financial advisors and accounting advisors.

          Section 12.15.      Conflict with Regulations.  In the event that any
                              -------------------------
provision of the Regulations of the Company conflicts with any provision of this Agreement, the provision of this Agreement shall prevail.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement to be the Company's limited liability company agreement under the Act as of the date first above written.

                         GREEN MOUNTAIN ENERGY RESOURCES L.L.C.


                         By: /s/ M. DAVID WHITE
                            ---------------------------------------
                            Name: M. David White
                                 ----------------------------------
                            Title: Chief Executive Officer
                                  ---------------------------------


                         GREEN FUNDING I, L.L.C.


                         By: /s/ EVAN A. WYLY
                            ---------------------------------------
                            Name: Evan A. Wyly
                                 ----------------------------------
                            Title: Designated Representative
                                  ---------------------------------

                                                                       EXHIBIT A
                                                                       ---------


================================================================================



                     GREEN MOUNTAIN ENERGY RESOURCES L.L.C.


                                  REGULATIONS


                            As Adopted and in Effect
                              as of March 26, 1999




================================================================================

                    GREEN MOUNTAIN ENERGY RESOURCES L.L.C.

                                  REGULATIONS


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

MEETINGS OF MEMBERS..........................................................  1
        1.        Place of Meeting...........................................  1
        2.        Annual Meetings............................................  1
        3.        Special Meetings...........................................  1
        4.        Notice.....................................................  1
        5.        Quorum.....................................................  1
        6.        Voting.....................................................  2
        7.        Written Action.............................................  2
        8.        Participation in Meeting by Telephone Conference...........  2

MANAGEMENT COMMITTEE.........................................................  2
        9.        Function...................................................  2
       10.        Number and Election of Members of the Management Committee.  2
       11.        Vacancies, New Memberships and Removal of Members
                     of the Management Committee.............................  2
       12.        Resignation................................................  3
       13.        Regular Meetings...........................................  3
       14.        Quorum.....................................................  3
       15.        Written Action.............................................  3
       16.        Participation in Meetings by Telephone Conference..........  3
       17.        Committees.................................................  3
       18.        Compensation...............................................  4
       19.        Rules......................................................  4

NOTICES......................................................................  4
       20.        Generally..................................................  4
       21.        Waivers....................................................  5

OFFICERS.....................................................................  5
       22.        Generally..................................................  5
       23.        Compensation...............................................  5
       24.        Succession.................................................  5
       25.        Authority and Duties.......................................  5

INDEMNIFICATION..............................................................  6
       26.        Damages and Expenses.......................................  6
       27.        Insurance, Contracts, and Funding..........................  9

GENERAL...................................................................... 10
       28.        Seal....................................................... 10
       29.        Reliance upon Books, Reports, and Records.................. 10
       30.        Time Periods............................................... 10
       31.        Amendments................................................. 10
       32.        Certain Defined Terms...................................... 10
       33.        Operating Agreement Priority............................... 10

                              MEETINGS OF MEMBERS
                              -------------------


          1.   Place of Meeting.  Meetings of the Members of Green Mountain
               ----------------
Energy Resources L.L.C. (the "Company") shall be held at the principal place of business of the Company or at such other place in the continental United States as the Management Committee may determine.

          2.   Annual Meetings.  Annual meetings of Members, commencing with
               ---------------
year 1999, shall be held at such date and time as shall be designated from time to time by the Management Committee, to elect a Management Committee in accordance with the Second Amended and Restated Operating Agreement of the Company, dated as of March 26, 1999 (the "Operating Agreement").

          3.   Special Meetings.
               ----------------

          (a) Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by law or by the Operating Agreement, may be called only upon written request of one or more Members holding not less than 10% of the outstanding Units (a "Meeting Request"). Any such request must be sent to the Chief Executive Officer and must state the purpose or purposes of the proposed meeting.

          (b) The Chief Executive Officer shall inform the Management Committee of the receipt of a Meeting Request, and thereafter the Management Committee will call a special meeting of the Members for any lawful purpose; provided,
                                                                   --------
however, that no separate special meeting of Members requested pursuant to a
-------
Meeting Request will be required to be convened if (A) the Management Committee calls an annual or special meeting of Members to be held not later than 90 calendar days after receipt of such Meeting Request and (B) the purposes of such annual or special meeting include (among any other matters properly brought before the meeting) the purposes specified in such Meeting Request.

          4.   Notice.  Written notice of every meeting of the Members, stating
               ------
the time, date and location of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than three nor more than 60 calendar days before the date of the meeting to each Member, except as otherwise provided herein or by law. When a meeting is adjourned to another time, date or location, written notice need not be given of the adjourned meeting if the time, date and location thereof are announced at the meeting at which the adjournment is taken; provided, however,
                                                            --------  -------
that if the adjournment is for more than 30 calendar days, written notice of the time, date and location of the adjourned meeting must be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. No notice shall be required in connection with any action taken by written consent of the Members.

          5.   Quorum.  Except as otherwise provided by law, the holders of a
               ------
majority of the issued and outstanding Units, present in person or by a proxy, will constitute a quorum at all meetings of the Members for the transaction of business thereat. If, however, such quorum is not present or represented at any meeting of the Members, the Members present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At any meeting of the Members that has been adjourned three times, the holders of outstanding Units present in person or represented by proxy, will constitute a quorum for the transaction of business at such third adjourned meeting.

          6.   Voting.  Except as otherwise provided by law, each Member will be
               ------
entitled at every meeting of the Members to one vote for each Unit owned by such Member according to the records of the Company and such votes may be cast either in person or by proxy. The vote upon any question brought before a meeting of the Members may be by voice vote, unless otherwise required by these Regulations or unless the Management Committee or the holders of a majority of the Units present in person or by proxy at such meeting otherwise determine. When a quorum is present at any meeting, the vote of the holders of a majority of the Units present in person or represented by proxy will decide any question properly brought before such meeting, unless the question is one upon which by express provision of law, the Operating Agreement, or these Regulations, a different vote is required, in which case such express provision will govern and control the decision of such question.

          7.   Written Action.  Any action required or permitted to be taken at
               --------------
any meeting of the Members may be taken without a meeting if the Members having the votes necessary to take action at a meeting at which all Members are present consent to the action in one or more writings (of substantially similar tenor) and the written actions are filed with the records of the Company. Each such written action shall be treated for all purposes as an action taken at a meeting.

          8.   Participation in Meeting by Telephone Conference.  Members may
               ------------------------------------------------
participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear ether other at the same time, and such participation in a meeting will constitute presence in person at the meeting.

                             MANAGEMENT COMMITTEE
                             --------------------

          9.   Function.  The business and affairs of the Company will be
               --------
managed under the direction of the Management Committee. The members of the Management Committee may elect from among themselves a Chairman and one or more Vice Chairmen.

          10.  Number and Election of Members of the Management Committee.  The
               ----------------------------------------------------------
number of the members that shall constitute the Management Committee will be as set forth in the Operating Agreement. Subject to provisions of the Operating Agreement, at each annual meeting of the Members of the Company, members of the Management Committee will be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the next annual meeting of Members, or if later until their successors are elected and qualified.

          11.  Vacancies, New Memberships and Removal of Members of the
               --------------------------------------------------------
Management Committee.  Additional memberships may be created, the number of
--------------------
members may be decreased, and vacancies and newly created memberships resulting from any increase in the number of members may be filled by the affirmative vote of Members holding a majority of the interest in the

Company. Any member elected in accordance with the preceding sentence will hold office for the remainder of the full term of the members then elected and acting, or until such member's successor has been elected and qualified. Any member of the Management Committee may be removed with or without cause by the affirmative vote of holders of a majority of the issued and outstanding Units.

          12.  Resignation.  Any member of the Management Committee may resign
               -----------
at any time by giving written notice of his resignation to the Manager. Any resignation will be effective upon actual receipt by any such person or, if later, as of the date and time specified in such written notice.

          13.  Regular Meetings.  Regular meetings of the Management Committee
               ----------------
shall be held after the annual meeting of the Members, unless the Management Committee shall otherwise determine, and at such other times, dates and locations as may from time to time be determined by the Management Committee. Notice of regular meetings of the Management Committee need not be given.

          14.  Quorum.  At all meetings of the Management Committee, a majority
               ------
of the total number of members then in office will constitute a quorum for the transaction of business. Except for actions required by these Regulations or the Operating Agreement to be taken by a different vote of the Management Committee, the act of a majority of the members present at any meeting at which there is a quorum will be the act of the Management Committee. If a quorum is not present at any meeting of the Management Committee, the members present thereat may adjourn the meeting from time to time to another date, time or location without notice other than announcement at the meeting, until a quorum is present.

          15.  Written Action.  Any action required or permitted to be taken at
               --------------
any meeting of the Management Committee may be taken without a meeting if the required members of the Management Committee consent thereto in writing, and the writing or writings are filed with the records of the Company. Each such written action shall be treated for all purposes as an action taken at a meeting.

          16.  Participation in Meetings by Telephone Conference.  Members of
               -------------------------------------------------
the Management Committee, or any other committee designated by the Management Committee, may participate in a meeting of the Management Committee, or any such other committee, by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time, and such participation in a meeting will constitute presence in person at the meeting.

           17. Committees.
               ----------

          (a) The Management Committee may designate one or more committees, each such committee to consist of one or more members and each to have such lawfully delegable powers and duties as the Management Committee may confer.

          (b) Each Committee of the Management Committee will serve at the pleasure of the Management Committee or as may be specified in any resolution from time to time adopted by the Management Committee. The Management Committee may designate one or more members as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee.

          (c) Except as otherwise provided in these Regulations, the Operating Agreement or by law, any committee of the Management Committee, to the extent provided in Paragraph (a) of this Regulation or, if applicable, in the resolution of the Management Committee designating such committee, will have and may exercise all the powers and authority of the Management Committee in the direction of the management of the business and affairs of the Company. Any such committee designated by the Management Committee will have such name as may be determined from time to time by resolution adopted by the Management Committee. A majority of the members of any committee of the Management Committee will constitute a quorum for the transaction of business, and the act of a majority of the members present at a meeting at which there is a quorum will be the act of such committee. Each committee of the Management Committee may prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Management Committee, and will keep a written record of all actions taken by it.

          (d) In addition to committees comprised of members of the Management Committee, the Management Committee may designate one or more committees consisting of individuals who are not members of the Management Committee, each of which shall have such lawfully delegable powers and duties as the Management Committee may confer, including a committee to administer any benefit plan of the Company. A majority of the members of any such committee will constitute a quorum for the transaction of business, and the act of a majority of the members present at a meeting at which there is a quorum will be the act of such committee. Each committee may prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Management Committee, and will keep a written record of all actions taken by it.

          18.  Compensation.  The Management Committee may establish such
               ------------
compensation for, and reimbursement of the expenses of, members for membership on the Management Committee and on committees of the Management Committee, attendance at meetings of the Management Committee or committees of the Management Committee, or for other services by members of the Management Committee to the Company as the Management Committee may determine.

          19.  Rules.  The Management Committee may adopt rules and regulations
               -----
for the conduct of its meetings and the management of the affairs of the Company.

                                    NOTICES
                                    -------

          20.  Generally.  Whenever by law or under the provisions of the
               ---------
Operating Agreement or these Regulations notice is required to be given to any member of the Management Committee or Member, such notice may be given by (a) mail, addressed to such Person at his, her or its address as it appears on the records of the Company, with postage thereon prepaid, and such notice will be deemed to be given five Business Days after the same is deposited in the United States mail or (b) overnight delivery service, addressed to such Person at his, her or its address as it appears on the records of the Company, and such notice will be deemed to be given one Business Day after the same is delivered to such delivery service. Notice to members of the Management Committee may also be given by telephone (unless written notice is required), telegram, telex, facsimile, or similar medium of communication, and shall be effective upon actual receipt thereof.

          21.  Waivers.  Whenever any notice is required to be given by law or
               -------
under the provisions of the Operating Agreement or these Regulations, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                   OFFICERS
                                   --------

          22.  Generally.  Subject to the provisions of the Operating Agreement,
               ---------
the officers of the Company will be elected by the Management Committee and will consist of a Chief Executive Officer, President, and such other officers as the Management Committee may from time to time deem necessary and appropriate, including but not limited to, a Secretary, a Chief Financial Officer, one or more Vice Presidents and such other officers as the Management Committee may from time to time determine. Any number of offices may be held by the same person. Any of the offices may be left vacant from time to time as the Management Committee may determine. In the case of the absence or disability of any officer of the Company or for any other reason deemed sufficient by a majority of the Management Committee, the Management Committee may delegate the absent or disabled officer's powers or duties to any other officer or to any member of the Management Committee.

          23.  Compensation.  The compensation of all officers and agents of the
               ------------
Company will be fixed by the Management Committee or by a committee of the Management Committee. The Management Committee may fix, or delegate the power to fix, the compensation of other officers and agents of the Company to an officer of the Company.

          24.  Succession.  The officers of the Company will hold office until
               ----------
their successors are elected and qualified. Any officer may be removed at any time by the affirmative vote of a majority of the Management Committee. Any vacancy occurring in any office of the Company may be filled by the Management Committee as provided in Regulation 22.

          25.  Authority and Duties.  Each of the officers of the Company will
               --------------------
have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified in the Operating Agreement or from time to time by the Management Committee.

                                INDEMNIFICATION
                                ---------------

           26. Damages and Expenses.
               --------------------

          (a) Without limiting the generality or effect of any provision of the Operating Agreement, the Company will to the fullest extent permitted by applicable law as then in effect indemnify any person (an "Indemnitee") who is or was involved in any manner (including without limitation as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including without limitation any action, suit, or proceeding by or in the right of the Company to procure a judgment in its favor) (a "Proceeding") by reason of the fact that such person is or was or had agreed to be a member of the Management Committee, officer, employee, or agent of the Company, or is or was serving at the request of the Management Committee or an officer of the Company as a director, manager, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, or other entity, whether or not for profit (including the heirs, executors, administrators, or estate of such person), or anything done or not done by such person in any such capacity, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding. Such indemnification will be a contract right and will include the right to receive payment in advance of any expenses incurred by an Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

          (b) The right of indemnification provided in this Regulation 26 will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, and will be applicable to Proceedings commenced or continuing after the adoption of this Regulation 26, whether arising from acts or omissions occurring before or after such adoption.

          (c) In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions, and remedies will apply with respect to advancement of expenses and the right to indemnification under this Regulation 26:

          (i) All reasonable expenses incurred by or on behalf of an Indemnitee in connection with any Proceeding will be advanced to the Indemnitee by the Company within 30 calendar days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements will reasonably evidence the expenses incurred by the Indemnitee and, if and to the extent required by law at the time of such advance, will include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amounts advanced as to which it may ultimately be determined that the Indemnitee is not entitled. If such an undertaking is required by law at the time of an advance, no security will be required for such undertaking and such undertaking will be accepted without reference to the recipient's financial ability to make repayment.

          (ii) To obtain indemnification under this Regulation 26, the Indemnitee will submit to the Secretary a written request, including such documentation supporting the claim as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification will be made not less than 60 calendar days after receipt by the Company of the written request for indemnification together with the Supporting Documentation. The Secretary will promptly upon receipt of such a request for indemnification advise the Management Committee in writing that the Indemnitee has requested indemnification. The Indemnitee's entitlement to indemnification under this Regulation 26 will be determined in one of the following ways: (A) by a majority vote of the Disinterested members (as hereinafter defined), if they constitute a quorum of the Management Committee, or, in the case of an Indemnitee that is not a present or former officer of the Company, by any committee of the Management Committee or committee of officers or agents of the Company designated for such purpose by a majority of the Management Committee; (B) by a written opinion of Independent Counsel (as hereinafter defined) if (1) a Change of Control has occurred and the Indemnitee so requests or (2) in the case of an Indemnitee that is a present or former officer of the Company, a quorum of the Management Committee consisting of Disinterested members is not obtainable or, even if obtainable, a majority of such Disinterested members so directs; (C) by the Members (but only if a majority of the Disinterested members, if they constitute a quorum of the Management Committee, presents the issue of entitlement to indemnification to the Members for their determination); or (D) as provided in subparagraph
     (iii) below. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to clause (B) above, a majority of the Disinterested members will select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change of Control has
                        --------  -------
     occurred, the Indemnitee will select such Independent Counsel, but only an Independent Counsel to which the Management Committee does not reasonably object.

          (iii) Except as otherwise expressly provided in this Regulation 26, the Indemnitee will be presumed to be entitled to indemnification under this Regulation 26 upon submission of a request for indemnification together with the Supporting Documentation in accordance with subparagraph
     (c)(ii) above, and thereafter the Company will have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under subparagraph (c)(ii) to determine entitlement to indemnification has not been appointed or has not made a determination within 60 calendar days after receipt by the Company of the request therefor together with the Supporting Documentation, the Indemnitee will be deemed to be entitled to indemnification and the Indemnitee will be entitled to such indemnification unless (A) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in paragraph (a) of this Regulation 26, or of any claim, issue, or matter therein, by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, will not,
                                   ---- ----------
     in and of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

          (iv) (A) In the event that a determination is made pursuant to subparagraph (c)(ii) that the Indemnitee is not entitled to indemnification under this Regulation 26, (1) the Indemnitee will be entitled to seek an adjudication of his entitlement to such indemnification either, at the Indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, (2) any such judicial proceeding or arbitration will be de novo and the Indemnitee will not be prejudiced by
                         -- ----
     reason of such adverse determination, and (3) in any such judicial proceeding or arbitration the Company will have the burden of proving that the Indemnitee is not entitled to indemnification under this Regulation 26.

          (B) If a determination is made or deemed to have been made, pursuant to subparagraph (c)(ii) or (iii) of this Regulation 26 that the Indemnitee is entitled to indemnification, the Company will be obligated to pay the amounts constituting such indemnification within five business days after such determination has been made or deemed to have been made and will be conclusively bound by such determination unless (1) the Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (2) such indemnification is prohibited by law. In the event that advancement of expenses is not timely made pursuant to subparagraph (c)(i) of this Regulation 26 or payment of indemnification is not made within five business days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to subparagraph (c)(ii) or
     (iii) of this Regulation 26, the Indemnitee will be entitled to seek judicial enforcement of the Company's obligation to pay to the Indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Company may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the Indemnitee to receive indemnification hereunder due to the occurrence of any event described in subclause (1) or (2) of this clause
     (C) (a "Disqualifying Event"); provided, however, that in any such action
                                    --------  -------
     the Company will have the burden of proving the occurrence of such Disqualifying Event.

          (C) The Company will be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to the provisions of this subparagraph (c)(iv) that the procedures and presumptions of this Regulation 26 are not valid, binding, and enforceable and will stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Regulation 26.

          (D) In the event that the Indemnitee, pursuant to the provisions of this subparagraph (c)(iv), seeks a judicial adjudication of, or an award in arbitration to, enforce his or her rights under, or to recover damages for breach of, this Regulation 26, the Indemnitee will be entitled to recover from the Company, and will be indemnified by the Company against, any expenses actually and reasonably incurred by the Indemnitee if the Indemnitee prevails in such judicial adjudication or arbitration. If it is determined in such judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the

     Indemnitee in connection with such judicial adjudication or arbitration will be prorated accordingly.

          (v) For purposes of this paragraph (c):

          (A) "Disinterested Member" means a member of the Management Committee who is not or was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

          (B) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent (1) the Company or the Indemnitee in any matter material to either such party or (2) any other party to the Proceeding giving rise to a claim for indemnification under this Regulation 26. Notwithstanding the foregoing, the term "Independent Counsel" will not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would be precluded from representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Regulation 26.

          (d) If any provision or provisions of this Regulation 26 are held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Regulation 26 (including without limitation all portions of any paragraph of this Regulation 26 containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) will not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Regulation 26 (including without limitation all portions of any paragraph of this Regulation 26 containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

          27.  Insurance, Contracts, and Funding.  The Company may purchase and
               ---------------------------------
maintain insurance to protect itself and any Indemnitee against any expenses, judgments, fines, and amounts paid in settlement or incurred by any Indemnitee in connection with any Proceeding referred to in Regulation 26 or otherwise, to the fullest extent permitted by applicable law as then in effect. The Company may enter into contracts with any person entitled to indemnification under Regulation 26 or otherwise, and may create a trust fund, grant a security interest, or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in Regulation 26. Notwithstanding anything to the contrary contained in Regulation 26, in the event that the Company enters into a contract with any person providing for indemnification of such person, the provisions of such contract will exclusively govern the Company's obligations in respect of indemnification for or advancement of fees or disbursements of such person's counsel or any other professional engaged by such person.

                                    GENERAL
                                    -------

          28.  Seal.  The Management Committee may adopt a seal and use the same
               ----
by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          29.  Reliance upon Books, Reports, and Records.  Each member of the
               -----------------------------------------
Management Committee, each member of a committee designated by the Management Committee, and each officer of the Company will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports, or statements presented to the Company by any of the Company's officers or employees, or committees designated by the Management Committee, or by any other Person as to matters the member, committee member, or officer believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

          30.  Time Periods.  In applying any provision of these Regulations
               ------------
that requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days will be used unless otherwise specified, the day of the doing of the act will be excluded and the day of the event will be included.

          31.  Amendments.  Except as otherwise provided by law or by the
               ----------
Operating Agreement or these Regulations, these Regulations or any of them may be amended in any respect or repealed at any time (i) at any meeting of Members or (ii) at a meeting of the Management Committee, provided, however, that the
                                                  --------  -------
right of Members pursuant to the Operating Agreement may not be adversely affected by enactment by the Management Committee of further Regulations or amendment of the Regulations.

          32.  Certain Defined Terms.  Terms used herein with initial capital
               ---------------------
letters that are not defined in these Regulations but are defined in the Operating Agreement are used herein as so defined in the Operating Agreement.

          33.  Operating Agreement Priority.  To the extent any provisions of
               ----------------------------
these Regulations conflict with any provision of the Operating Agreement, the provisions of the Operating Agreement shall control.

                                                                      SCHEDULE I
                                                                      ----------

MANAGEMENT COMMITTEE AND EXECUTIVE OFFICERS

Part A.  Management Committee
-----------------------------

     Set forth below are the members of the Management Committee:

     H. Lee S. Hobson
     Evan A. Wyly
     Lisa Wyly
     Sam Wyly
     Dennis M. Crumpler
     Mark Cuban
     Richard E. Hanlon
     Reed Maltzman

Part B.  Executive Officers
---------------------------

Dennis M. Crumpler...............................Acting Chief Technology Officer

M. David White...........................................Chief Executive Officer

Dennis W. Kelly........................................................President

Kevin W. Hartley............Chief Marketing Officer and Executive Vice President

Julia D. Blunden..............................Vice President, Strategic Planning

Thomas C. Boucher.........Vice President, Energy Supply and Business Development

Karen K. O'Neill.....................................Vice President, New Markets

Peter H. Zamore...................Vice President, General Counsel and Secretary

Jay Le Duc...................................Director of Operations and Systems

Thomas H. Rawls.....................................Chief Environmental Officer

K. Scott Canon..........................................Chief Financial Officer